KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed‑Upon Procedures

Navient Credit Funding, LLC (the “Company”)
Navient Corporation
Navient Solutions, LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Barclays Capital Inc.
RBC Capital Markets, LLC
Credit Suisse Securities (USA) LLC
J.P. Morgan Securities LLC
(together, the “Specified Parties”)

Re: Navient Private Education Refi Loan Trust 2019-C – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “2019-C Loan Tape.xlsx” (the “Data File”), provided by the Company on April 5, 2019, containing certain information related to 9,552 student loans (the “Student Loans”) as of March 31, 2019 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering of Navient Private Education Refi Loan Trust 2019-C. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We are independent certified public accountants with respect to the Company and its affiliates under Rule 1.200.001 of the AICPA’s Code of Professional Conduct.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “materiality threshold” means that dollar amounts, percentages, original maturity dates and first payment dates were within $1.00, 0.01%, one (1) day, and two (2) days, respectively, unless otherwise stated.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

•
The term “FDR System” means the Company’s internal servicing system containing certain information such as interest rate, loan status, first payment date, original loan balance, current loan balance, and original maturity date related to the Selected Student Loans (defined below).

•
The term “Earnest Internal Tool Account Number Page” means a screenshot containing certain information from the Company’s internal loan account overview system such as: repayment schedule, payment history, interest rate, original loan balance, etc., for the Selected Student Loans.

•
The term “Verify Report Page” means a screenshot containing certain information from the Company’s internal application verification tool such as: school type, school name, and school degree for the Selected Student Loans.

•
The term “Application Underwriting Snapshot Page” means a screenshot containing information from the Company’s internal application underwriting tool related to education degree and school name for the Selected Student Loans.

•
The term “Title IV Federal School Code List” means a listing identifying schools in the United States participating in the Title IV federal student aid programs that we were instructed by the Company to download from the “Federal Student Aid Website” (http://ifap.ed.gov/ifap/fedSchoolCodeList.jsp).

•
The term “Accredited Programs List” means a listing identifying accredited schools issued by the U.S. Department of Education’s Office of Post‑secondary Education (OPE) that we were instructed by the Company to download from the “Database of Accredited Postsecondary Institutions and Programs Website” (https://ope.ed.gov/accreditation/Index.aspx).

•
The term “Loan File” means any file containing some or all of the following documents, as applicable, for each of the Selected Student Loans: Loan Agreement, Credit Report, Earnest Internal Tool Account Number Page, Verify Report Page, Application Underwriting Snapshot Page, Title IV Federal School Code List, Accredited Programs List, and the following screens in the FDR System: #BS Screen, #BS3 Screen, #CDS Screen, #CIS Screen, #CSS Screen, #EDH Screen, #ED2 Screen, #NM AF Screen, #NM CC Screen, and #HDI Screen. The Loan File, furnished by the Company, was represented to be either the original Loan File, a copy of the original Loan File, or electronic records contained within the FDR System, the Company’s internal loan account overview system, the Company’s internal application verification tool, or the Company’s internal application underwriting tool.

A.
We randomly selected a sample of Student Loans from the Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 358 Student Loans (the “Selected Student Loans,” as listed in Exhibit A attached hereto).

B.
For each Selected Student Loan, we compared the specified attributes in the Data File to the corresponding information in the respective Loan File. The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from the Data File to the Loan File for each of the attributes identified, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception. The Loan File documents are listed in the order of priority until such attribute was agreed.

Attributes	Loan File/Instructions

Loan Number	Earnest Internal Tool Account Number Page

Loan Type	Loan Agreement, Earnest Internal Tool Account Number Page

Attributes	Loan File/Instructions

Borrower State	Loan Agreement, the most recent state in the “Addresses” section of the Credit Report, “Activity Log” section of the Earnest Internal Tool Account Number Page

Interest Rate
“INT RT” column on #EDH Screen , “INT 1%” field and “INT 2%” field in “ORIG STMT VALUES” section on #ED2 Screen , “AUTO PAY FLAG” field on #NM AF Screen , #HDI Screen for nterest rate with borrower benefit related information

For Selected Student Loans without Interest Rate information in the FDR System: “Account” section of the Earnest Internal Tool Account Number Page, “Amount Financed” field in the “Overview” section of the Earnest Internal Tool Account Number Page, the rate immediately preceding the latest rate in the “Value” field in the “Variable Rate Changes” section of the Earnest Internal Tool Account Number Page

Payment Frequency
“AUTO PAY PAYMENT” field on #CSS Screen or #CDS Screen

For Selected Student Loans without Payment Frequency information in the FDR System: “Account” section of the Earnest Internal Tool Account Number Page, “Schedule” field in the “Overview” section of the Earnest Internal Tool Account Number Page

Loan Status
“CURR LOAN STAT” column on #EDH Screen and “MISC FIELD 2” column on #BS3 Screen , notation of status change on #CIS Screen , “ORIG STMT STATUS” field on #ED2 Screen

For Selected Student Loans without Loan Status information in the FDR System: “Account” section of the Earnest Internal Tool Account Number Page, “Status” field in the “Overview” section of the Earnest Internal Tool Account Number Page

First Payment Date
“RPMT BEGIN DT” field on #EDH Screen

For Selected Student Loans without First Payment Date information in the FDR System: “Term” field in the “Overview” section of the Earnest Internal Tool Account Number Page, “scheduled_payment” field under the “Scheduled” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page, and instructions provided by the Company described below

Original Loan Balance
“FINANCIAL INSTITUTION” field on #NM CC Screen

For Selected Student Loans without Original Loan Balance information in the FDR System: “Amount Financed” field in the “Overview” section of the Earnest Internal Tool Account Number Page, “Amount” column corresponding to the “deposit” and the “return_of_proceeds” in the “Type” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page

Attributes	Loan File/Instructions

Current Principal Balance
“ACCOUNT BALANCE” column on #CSS Screen, documentation of change that affects the current principal balance on #CIS Screen, “CUR BAL” field on #BS Screen, “FINANCIAL INSTITUTION” field on #NM CC Screen, “RPMT FEE” field or “CAP INT” field on #ED2 Screen, “PAYMENT,” “DISBURSEMENT,” and “ADJUSTMENT” fields on #CSS Screen or #CDS Screen, “RETRO PROCESSING” field on #ED2 Screen, “Interest Rate” field on #CSS Screen, CYCLE DATE on #EDH Screenand instructions provided by the Company described below

Original Maturity Date
“MATURITY DT” field on #EDH Screen

For Selected Student Loans without Original Maturity Date information in the FDR System: “Term” field in the “Overview” section of the Earnest Internal Tool Account Number Page, “Scheduled” column corresponding to the first “deposit” under the “Type” column in the “Loan Transaction” section of the Earnest Internal Tool Account Number Page, and instructions provided by the Company described below

School Type
“Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and instructions provided by the Company described below

School Name	“Verified School Name” field in the “Educations” section of the Verify Report Page, “Underwritten Education School Name” field in the Application Underwriting Snapshot Page

School Degree	“Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page and instructions provided by the Company below

Original FICO Score	“Score” field in the “FICO” section of the Credit Report

1.
For purposes of comparing First Payment Date for Selected Student Loans without First Payment Date information in the FDR System, we were instructed by the Company to compare or recompute the First Payment Date as follows:

a)
If the date in the “Term” field in the “Overview” section of the Earnest Internal Tool Account Number Page is before February 27, 2017, compare the date in the “scheduled_payment” field under the “Scheduled” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page to the “original_first_repayment_due_date” field in the Data File.

b)
If the date in the “Term” field within the “Overview” section of the Earnest Internal Tool Account Number Page is on or after February 27, 2017, (i) add one month to the date in the “Term” field, and (ii) if the day of the month in the “Term” field is from the 29th to the 31st, use the first day of the following month of the date from step (i) (the “Recomputed First Payment Date”). We compared the Recomputed First Payment Date to the “original_first_repayment_due_date” field in the Data File.

2.	For purposes of comparing Current Principal Balance, we were instructed by the Company to compare or recompute the Current Principal Balance as follows:

a)
Compare the “ACCOUNT BALANCE” column on the #CSS Screen or documentation of a change that affects the current principal balance on the #CIS Screen to the “UNPAID_PRINCIPAL_ BALANCE” field in the Data File.

b)
In the event the “ACCOUNT BALANCE” column on the #CSS Screen or documentation of change that affects the current principal balance on the #CIS Screen did not agree to the “UNPAID_ PRINCIPAL_BALANCE” field in the Data File, we were instructed by the Company to compare the amount in the “CUR BAL” field on the #BS Screen to the “UNPAID_PRINCIPAL_BALANCE” field in the Data File.

c)
In the event the “CUR BAL” field on the #BS Screen did not agree to the “UNPAID_PRINCIPAL_ BALANCE” field in the Data File, we were instructed by the Company to compare the amount in the “FINANCIAL INSTITUTION” field on the #NM CC Screen to the “UNPAID_PRINCIPAL_BALANCE” field in the Data File.

d)
In the event the “FINANCIAL INSTITUTION” field did not agree to the “UNPAID_PRINCIPAL_ BALANCE” field in the Data File, we were instructed by the Company to recompute the Current Principal Balance (the “Recomputed Current Principal Balance”), as follows:

i)
To the “ACCOUNT BALANCE” column on the #CSS Screen, add any applicable Repayment Fee (shown under the “RPMT FEE” field on the #ED2 Screen) or applicable Capitalized Interest (shown under the “CAP INT” field on the #ED2 Screen), and subtract any applicable disbursement amount (shown under the “DISBURSEMENT” field on the #CSS Screen or the #CDS Screen) or applicable adjustment (shown under the “ADJUSTMENT” field on the #CSS Screen or the #CDS Screen); and,

ii)
Subtract any amount indicated in the “RETRO PROCESSING” field on the #ED2 Screen and any additional principal payment applied after the Cutoff Date, identified by subtracting the recalculated accrued interest (“Interest Rate” field on the #CSS Screen multiplied by the number of days from the start of the CYCLE DATE on the #EDH Screen to the day before the date of the first Payment under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, multiplied by the “ACCOUNT BALANCE” column on the #CSS Screen) from the first Payment made under the “PAYMENT” field on the #CSS Screen or the #CDS Screen.

We compared the Recomputed Current Principal Balance to the “UNPAID_PRINCIPAL_ BALANCE” field in the Data File.

3.
For purposes of comparing Original Maturity Date for Selected Student Loan without Original Maturity Date information in the FDR System, we were instructed by the Company to recompute the Original Maturity Date (the “Recomputed Original Maturity Date”) as follows:

a)
Add the number of days in the “Term” field in the “Overview” section of Earnest Internal Tool Account Number Page to the date under the “Scheduled” column corresponding to the first “deposit” under the “Type” column in the “Loan Transaction” section of the Earnest Internal Tool Account Number Page.

b)	If the day of the date resulting from step (a) is from the 29th to the 31st, use the first day of the following month of the date identified in step (a).

We compared the Recomputed Original Maturity Date to the “original_maturity_date” field in the Data File.

4.
For purposes of comparing School Type, we were instructed by the Company to consider the School Type to be “No” (not undergraduate) if the school name in the “underwritten_education_school_name” field in the Data File indicates either (i) the underwritten school is a high school or (ii) “NULL” and the “is_parent_plus” field in the Data File indicates “Yes.”

5.
For purposes of comparing School Degree, we were instructed by the Company to consider the School Degree to be “Masters” or “MD” if the “Degree” field in the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “medical_other” or “DO,” respectively.

The information regarding the Selected Student Loans was found to be in agreement with the respective information contained in the Loan Files, except as noted in Exhibit B. There were no conclusions that resulted from the procedures.

C.
For each Selected Student Loan, we were instructed by the Company to observe whether the school name under the “underwritten_education_school_name” field in the Data File appeared on the Title IV Federal School Code List.

In the event the school name did not appear on the Title IV Federal School Code List, we were instructed by the Company to compare the U.S. Department of Education’s Office of Postsecondary Education (OPE) code under the “underwritten_ education_school_nameopeid” field in the Data File to the “SchoolCode” field in the Title IV Federal School Code List.

In the event the OPE code did not agree, we were instructed by the Company to observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared in the “Institution_Name” field in the Accredited Programs List.

In the event the school name did not agree, we were instructed by the Company to observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared in the “Verified School Name” field in the “Educations” section of the Verify Report Page or “Underwritten Education School Name” field in the Application Underwriting Snapshot Page.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicated the underwritten school was a high school or “NULL,” we were instructed by the Company to observe if the “is_parent_plus” field in the Data File indicates “Yes.” We were instructed by the Company that “Yes” indicates loan is a Parent Plus loan and that the parent’s highest achieved education was used to originate the loan. We were informed by the Company that if the highest achieved education was high school or “NULL,” the parent did not possess a collegiate degree, and thus there would be no corresponding OPE code for the loan within the Title IV Federal School Code List or Accredited Programs List.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicated the school was a satellite campus, but the Title IV Federal School Code List or the Accredited Programs List designation was not available at the satellite campus level, we were instructed by the Company to utilize the name of the college or university to which the satellite campus relates, for the purpose of comparing the school name in the Title IV Federal School Code List or the Accredited Programs List.

The information regarding the school name for the Selected Student Loans was found to be in agreement with the respective information contained in the Title IV Federal School Code List or the Accredited Programs List. There were no conclusions that resulted from the procedures.

This agreed‑upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the Loan Files, recomputation methodologies, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Student Loans, (ii) the reasonableness of the instructions provided by the Company, (iii) the reliability or accuracy of the Loan Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset‑backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA
April 24, 2019

Exhibit A - The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
1	2019C001	39	2019C039	77	2019C077	115	2019C115	153	2019C153
2	2019C002	40	2019C040	78	2019C078	116	2019C116	154	2019C154
3	2019C003	41	2019C041	79	2019C079	117	2019C117	155	2019C155
4	2019C004	42	2019C042	80	2019C080	118	2019C118	156	2019C156
5	2019C005	43	2019C043	81	2019C081	119	2019C119	157	2019C157
6	2019C006	44	2019C044	82	2019C082	120	2019C120	158	2019C158
7	2019C007	45	2019C045	83	2019C083	121	2019C121	159	2019C159
8	2019C008	46	2019C046	84	2019C084	122	2019C122	160	2019C160
9	2019C009	47	2019C047	85	2019C085	123	2019C123	161	2019C161
10	2019C010	48	2019C048	86	2019C086	124	2019C124	162	2019C162
11	2019C011	49	2019C049	87	2019C087	125	2019C125	163	2019C163
12	2019C012	50	2019C050	88	2019C088	126	2019C126	164	2019C164
13	2019C013	51	2019C051	89	2019C089	127	2019C127	165	2019C165
14	2019C014	52	2019C052	90	2019C090	128	2019C128	166	2019C166
15	2019C015	53	2019C053	91	2019C091	129	2019C129	167	2019C167
16	2019C016	54	2019C054	92	2019C092	130	2019C130	168	2019C168
17	2019C017	55	2019C055	93	2019C093	131	2019C131	169	2019C169
18	2019C018	56	2019C056	94	2019C094	132	2019C132	170	2019C170
19	2019C019	57	2019C057	95	2019C095	133	2019C133	171	2019C171
20	2019C020	58	2019C058	96	2019C096	134	2019C134	172	2019C172
21	2019C021	59	2019C059	97	2019C097	135	2019C135	173	2019C173
22	2019C022	60	2019C060	98	2019C098	136	2019C136	174	2019C174
23	2019C023	61	2019C061	99	2019C099	137	2019C137	175	2019C175
24	2019C024	62	2019C062	100	2019C100	138	2019C138	176	2019C176
25	2019C025	63	2019C063	101	2019C101	139	2019C139	177	2019C177
26	2019C026	64	2019C064	102	2019C102	140	2019C140	178	2019C178
27	2019C027	65	2019C065	103	2019C103	141	2019C141	179	2019C179
28	2019C028	66	2019C066	104	2019C104	142	2019C142	180	2019C180
29	2019C029	67	2019C067	105	2019C105	143	2019C143	181	2019C181
30	2019C030	68	2019C068	106	2019C106	144	2019C144	182	2019C182
31	2019C031	69	2019C069	107	2019C107	145	2019C145	183	2019C183
32	2019C032	70	2019C070	108	2019C108	146	2019C146	184	2019C184
33	2019C033	71	2019C071	109	2019C109	147	2019C147	185	2019C185
34	2019C034	72	2019C072	110	2019C110	148	2019C148	186	2019C186
35	2019C035	73	2019C073	111	2019C111	149	2019C149	187	2019C187
36	2019C036	74	2019C074	112	2019C112	150	2019C150	188	2019C188
37	2019C037	75	2019C075	113	2019C113	151	2019C151	189	2019C189
38	2019C038	76	2019C076	114	2019C114	152	2019C152	190	2019C190

(*)	The Company has assigned a unique Loan ID number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Account Numbers.

Exhibit A - The Selected Student Loans
Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
191	2019C191	229	2019C229	267	2019C267	305	2019C305	343	2019C343
192	2019C192	230	2019C230	268	2019C268	306	2019C306	344	2019C344
193	2019C193	231	2019C231	269	2019C269	307	2019C307	345	2019C345
194	2019C194	232	2019C232	270	2019C270	308	2019C308	346	2019C346
195	2019C195	233	2019C233	271	2019C271	309	2019C309	347	2019C347
196	2019C196	234	2019C234	272	2019C272	310	2019C310	348	2019C348
197	2019C197	235	2019C235	273	2019C273	311	2019C311	349	2019C349
198	2019C198	236	2019C236	274	2019C274	312	2019C312	350	2019C350
199	2019C199	237	2019C237	275	2019C275	313	2019C313	351	2019C351
200	2019C200	238	2019C238	276	2019C276	314	2019C314	352	2019C352
201	2019C201	239	2019C239	277	2019C277	315	2019C315	353	2019C353
202	2019C202	240	2019C240	278	2019C278	316	2019C316	354	2019C354
203	2019C203	241	2019C241	279	2019C279	317	2019C317	355	2019C355
204	2019C204	242	2019C242	280	2019C280	318	2019C318	356	2019C356
205	2019C205	243	2019C243	281	2019C281	319	2019C319	357	2019C357
206	2019C206	244	2019C244	282	2019C282	320	2019C320	358	2019C358
207	2019C207	245	2019C245	283	2019C283	321	2019C321
208	2019C208	246	2019C246	284	2019C284	322	2019C322
209	2019C209	247	2019C247	285	2019C285	323	2019C323
210	2019C210	248	2019C248	286	2019C286	324	2019C324
211	2019C211	249	2019C249	287	2019C287	325	2019C325
212	2019C212	250	2019C250	288	2019C288	326	2019C326
213	2019C213	251	2019C251	289	2019C289	327	2019C327
214	2019C214	252	2019C252	290	2019C290	328	2019C328
215	2019C215	253	2019C253	291	2019C291	329	2019C329
216	2019C216	254	2019C254	292	2019C292	330	2019C330
217	2019C217	255	2019C255	293	2019C293	331	2019C331
218	2019C218	256	2019C256	294	2019C294	332	2019C332
219	2019C219	257	2019C257	295	2019C295	333	2019C333
220	2019C220	258	2019C258	296	2019C296	334	2019C334
221	2019C221	259	2019C259	297	2019C297	335	2019C335
222	2019C222	260	2019C260	298	2019C298	336	2019C336
223	2019C223	261	2019C261	299	2019C299	337	2019C337
224	2019C224	262	2019C262	300	2019C300	338	2019C338
225	2019C225	263	2019C263	301	2019C301	339	2019C339
226	2019C226	264	2019C264	302	2019C302	340	2019C340
227	2019C227	265	2019C265	303	2019C303	341	2019C341
228	2019C228	266	2019C266	304	2019C304	342	2019C342

(*)	The Company has assigned a unique Loan ID number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Account Numbers.

Exhibit B - Exception List

Selected Student Loan Number	Student Loan Number	Attribute	Per Data File	Per Loan File

182	2019C182	Original Maturity Date	2/26/2027	2/28/2027

190	2019C190	Original Maturity Date	4/26/2035	4/30/2035

233	2019C233	Current Loan Balance	$143,856.45	$145,521.38